================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Russell Insurance Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

A.G. EDWARDS:

You have most likely received a letter notifying you of the Frank Russell Investment Company and Russell Insurance Funds proxies that were sent to your clients this week. While our goal is to keep shareholder mailings to a minimum, it's necessary to provide comprehensive detail of these issues which Russell believes will provide important benefits to fund shareholders and warrants sending these proxy statements.

There were three separate proxy statements mailed this week. It is possible that your clients are invested in funds that relate to each and therefore received three different proxy statements and separate proxy cards for each fund in which your client is invested. The following text will help you explain each proxy issue should your clients call with any questions or concerns. IT IS BY NO MEANS A REPLACEMENT FOR THE PROXY BOOKLETS, NOR SHOULD IT BE DISTRIBUTED DIRECTLY TO SHAREHOLDERS.

IF YOUR CLIENTS ARE INVESTED IN ANY OF THE RUSSELL FUNDS INCLUDED IN THE PATHWAYS PROGRAM (DIVERSIFIED EQUITY, SPECIAL GROWTH, EQUITY INCOME, QUANTITATIVE EQUITY, DIVERSIFIED BOND, INTERNATIONAL SECURITIES, REAL ESTATE SECURITIES, EMERGING MARKETS, LIMITED VOLATILITY TAX FREE, MULTISTRATEGY BOND), THEY WILL VOTE ON THE FOLLOWING:

1.   N/A.

2. To elect the following six nominees as Trustees: Lynn L. Anderson, Paul E. Anderson, Paul Anton, PhD, William E. Baxter, Lee C. Gingrich and Eleanor
     W. Palmer.

     Electing members of the Board of Trustees of the Investment Company.

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Investment Company.

     PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant (Coopers & Lybrand) with another prominent accounting firm (Price Waterhouse), does not have any direct or indirect financial interest in the Investment Company. PricewaterhouseCoopers LLP will provide the typical accounting services required by mutual fund complexes.

4. To approve a new advisory agreement with Frank Russell Investment Management Company (FRIMCo) as described in Proposal 4 of the proxy statement relating to the Special Meeting.

     Currently, investment advisory and administrative services are provided under a single Management Agreement. The proposal is to separate the Management Agreement into two separate agreements the proposed Advisory Agreement and an Administration Agreement. Having a separate Advisory Agreement would enable the Investment Company to present fee information in a manner that conforms to the format used by most other mutual funds. This will allow potential investors to more easily and conveniently compare each Fund's advisory fees with those of similar mutual funds. The stated advisory fee will reflect only amounts paid for advisory services, while the administrative costs will be identified under the other expense categories. In addition, FRIMCo will assume the responsibility for managing additional assets of all Funds that are not treated as net assets under the current agreement, and will be compensated for that responsibility at a rate not to exceed 0.07 of 1% per annum (0.0007) of those additional assets. Finally, the stated advisory fee paid by the Limited Volatility Tax Free Bond will be reduced from 0.45% to 0.30%.

5. To approve a new advisory agreement with FRIMCo, to take effect upon the acquisition of its corporate parent, Frank Russell Company, by The Northwestern Mutual Life Insurance Company.

     It is anticipated that the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company will close at the end of 1998. Frank Russell Company will continue to exist as a Washington corporation, but will be a subsidiary of Northwestern Mutual. The corporate headquarters of Frank Russell Company will remain in Tacoma, Washington. Frank Russell Company will retain its name and operating independence and will continue to operate globally as a separate company.

6. To approve a change to each Fund's fundamental investment restriction, authorizing a higher borrowing level to meet redemptions.

     Currently, each Fund may not borrow amounts more than 5% of the Fund's total assets to meet redemptions. The practice of borrowing money to meet redemption requests permits the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. This proposal would increase the borrowing level to 33 1/3% of each Fund's total assets provided that the Fund will not purchase investments when borrowed funds exceed 5% of its total assets.

7.   To eliminate each Fund's fundamental investment restrictions concerning:

     7a. investing in interests in oil, gas or other mineral exploration or developmental programs;

     7b. investing in issuers that have been in operation for less than three years;

     7c. investing in issuers beneficially owned by certain affiliated persons of the Investment Company; and

     7d. investing in warrants that are not listed on the New York or American Stock Exchanges, if applicable.

     Management believes that the fundamental restrictions identified above limit the Funds' money managers without a commensurate reduction in risk for the Funds, and hence, benefit neither the Funds nor their Shareholders. Although this proposal is to remove the above investment restrictions, the Funds have no present intention to engage in the investment activities from which the Funds were previously restricted.

8. To approve a change in the Limited Volatility Tax Free Bond Fund's investment objective.

     Currently, Limited Volatility Tax Free Bond Fund invests primarily in municipal obligations maturing in seven years or less from the date of acquisition. Management suggested that an increase in the range of maturities, which the Fund might acquire, could offer the potential for an improvement in the range of yields available to the

     Fund for investment. The revised objective would permit the Fund to provide a high level of federal tax exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities. The principal significance of this change will be to permit the Fund to adjust its maximum maturity limit to reflect investment factors affecting the marketplace, instead of operating within a fixed maximum maturity of seven years.

IF YOUR CLIENTS ARE INVESTED IN VOLATILITY CONSTRAINED BOND FUND, THEY WILL VOTE ON THE FOLLOWING:

1. To approve an Agreement and Plan of Reorganization of the Investment Company's Volatility Constrained Bond Fund into the Investment Company's Fixed Income II Fund.

     Volatility Constrained will be merged into Fixed Income II and renamed Short Term Bond Fund. The objective and typical bond weightings in the fund will remain the same. This merger will be a tax-free event and will reduce the expense of the Volatility Constrained Fund, making it less expensive for clients. The value of the shareholder's investment will not change as a result of the merger.

2. To elect the following six nominees as Trustees: Lynn L. Anderson, Paul E. Anderson, Paul Anton, PhD, William E. Baxter, Lee C. Gingrich and Eleanor
     W. Palmer.

     Electing members of the Board of Trustees of the Investment Company.

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Investment Company.

     PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant (Coopers & Lybrand) with another prominent accounting firm (Price Waterhouse), does not have any direct or indirect financial interest in the Investment Company. PricewaterhouseCoopers LLP will provide the typical accounting services required by a mutual fund.

4. To approve a new advisory agreement with FRIMCo as described in Proposal 4 of the proxy statement relating to the Special Meeting.

     Currently, investment advisory and administrative services are provided under a single Management Agreement. The proposal is to separate the Management Agreement into two separate agreements the proposed Advisory Agreement and an Administration Agreement. Having a separate Advisory Agreement would enable the Investment Company to present fee information in a manner that conforms to the format used by most other mutual funds. This will allow potential investors to more easily and conveniently compare each Fund's advisory fees with those of similar mutual funds. The stated advisory fee will reflect only amounts paid for advisory services, while the administrative costs will be identified under the other expense categories. In addition, FRIMCo will assume the responsibility for managing additional assets of all Funds that are not treated as net assets under the current agreement, and will be compensated for that responsibility at a rate not to exceed 0.07 of 1% per annum (0.0007) of those additional assets.

5. To approve a new advisory agreement with FRIMCo, to take effect upon the acquisition of its corporate parent, Frank Russell Company, by The Northwestern Mutual Life Insurance Company.

     It is anticipated that the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company will close at the end of 1998. Frank Russell Company will continue to exist as a Washington corporation, but will be a subsidiary of Northwestern Mutual. The corporate headquarters of Frank Russell Company will remain in Tacoma, Washington. Frank Russell Company will retain its name and operating independence and will continue to operate globally as a separate company.

6. To approve a change to the Fund's fundamental investment restriction, authorizing a higher borrowing level to meet redemptions.

     Currently, the Fund may not borrow amounts more than 5% of the Fund's total assets to meet redemptions. The practice of borrowing money to meet redemption requests permits the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. This proposal would increase the borrowing level to 33 1/3% of the Fund's total assets provided that the Fund will not purchase investments when borrowed funds exceed 5% of its total assets.

7.   To eliminate the Fund's fundamental investment restrictions concerning:

     7a. investing in interests in oil, gas or other mineral exploration or developmental programs;

     7b. investing in issuers that have been in operation for less than three years; and

     7c. investing in issuers beneficially owned by certain affiliated persons of the Investment Company.

          Management believes that the fundamental restrictions identified above limit the Fund's money managers without a commensurate reduction in risk for the Fund, and hence, benefit neither the Fund nor its Shareholders. Although this proposal is to remove these investment restrictions, the Fund has no present intention to engage in the investment activities from which the Fund was previously restricted.

IF YOUR CLIENTS ARE INVESTED IN THE RUSSELL INSURANCE FUNDS THROUGH THE COVA RUSSELL SELECT ANNUITY (CORE BOND, MULTI-STYLE EQUITY, AGGRESSIVE EQUITY, NON-
US), THEY WILL VOTE ON THE FOLLOWING:

1. To elect the following six nominees as Trustees: Lynn L. Anderson, Paul E. Anderson, Paul Anton, PhD, William E. Baxter, Lee C. Gingrich and Eleanor
     W. Palmer.

     Electing members of the Board of Trustees of the Investment Company.

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Investment Company.

     PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant (Coopers & Lybrand) with another prominent accounting firm (Price Waterhouse), does not have any direct or indirect financial interest in the

     Investment Company. PricewaterhouseCoopers LLP will provide the typical accounting services required by a mutual fund complex.

3. To approve a new management agreement with FRIMCo to take effect upon the acquisition of its corporate parent, Frank Russell Company, by The Northwestern Mutual Life Insurance Company.

     It is anticipated that the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company will close at the end of 1998. Frank Russell Company will continue to exist as a Washington corporation, but will be a subsidiary of Northwestern Mutual. The corporate headquarters of Frank Russell Company will remain in Tacoma, Washington. Frank Russell Company will retain its name and operating independence and will continue to operate globally as a separate company.

4. To approve a change to each Fund's fundamental investment restrictions, authorizing a higher borrowing level for the purpose of meeting redemptions.

     Currently, each Fund may not borrow amounts more than 5% of the Fund's total assets to meet redemptions. The practice of borrowing money to meet redemption requests permits the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. This proposal would increase the borrowing level to 33 1/3% of the Fund's total assets provided that the Fund will not purchase investments when borrowed funds exceed 5% of its total assets.

NOTE: If your client owns shares of more than one Fund, they will receive a separate proxy card for each Fund. PLEASE URGE THEM TO COMPLETE THE CARD PROVIDED FOR EACH FUND IN WHICH THEY OWN SHARES so that each Fund will have the quorum needed to conduct its business.

IF YOU HAVE ANY QUESTIONS OR CONCERNS REGARDING THESE PROXIES, PLEASE CONTACT SCOTTLAND JACOBSON AT FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY --
(800) 832-6688.

ADVISOR/BANK:

You have most likely received a packet notifying you of the Frank Russell Investment Company and Russell Insurance Funds proxies that were sent to your clients this week. While our goal is to keep shareholder mailings to a minimum, it's necessary to provide comprehensive detail of these issues which Russell believes will provide important benefits to fund shareholders and warrants sending these proxy statements.

There were three separate proxy statements mailed this week. It is possible that your clients are invested in funds that relate to each and therefore received three different proxy statements and separate proxy cards for each fund in which your client is invested. The following text will help you explain each proxy issue should your clients call with any questions or concerns. IT IS BY NO MEANS A REPLACEMENT FOR THE PROXY BOOKLETS, NOR SHOULD IT BE DISTRIBUTED DIRECTLY TO SHAREHOLDERS.

IF YOUR CLIENTS ARE INVESTED IN ANY OF THE FRANK RUSSELL INVESTMENT COMPANY
(FRIC) FUNDS (OTHER THAN THE VOLATILITY CONSTRAINED BOND FUND), THEY WILL VOTE ON THE FOLLOWING:

1.   N/A.

2. To elect the following six nominees as Trustees: Lynn L. Anderson, Paul E. Anderson, Paul Anton, PhD, William E. Baxter, Lee C. Gingrich and Eleanor
     W. Palmer.

     Electing members of the Board of Trustees of the Investment Company.

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Investment Company.

     PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant (Coopers & Lybrand) with another prominent accounting firm (Price Waterhouse), does not have any direct or indirect financial interest in the Investment Company. PricewaterhouseCoopers LLP will provide the typical accounting services required by mutual fund complexes.

4. To approve a new advisory agreement with Frank Russell Investment Management Company (FRIMCo) as described in Proposal 4 of the proxy statement relating to the Special Meeting.

     Currently, investment advisory and administrative services are provided under a single Management Agreement. The proposal is to separate the Management Agreement into two separate agreements the proposed Advisory Agreement and an Administration Agreement. Having a separate Advisory Agreement would enable the Investment Company to present fee information in a manner that conforms to the format used by most other mutual funds. This will allow potential investors to more easily and conveniently compare each Fund's advisory fees with those of similar mutual funds. The stated advisory fee will reflect only amounts paid for advisory services, while the administrative costs will be identified under the other expense categories. In addition, FRIMCo will assume the responsibility for managing additional assets of all Funds that are not treated as net assets under the current agreement, and will be compensated for that responsibility at a rate not to exceed 0.07 of 1% per annum (0.0007) of those additional assets. Finally, the stated advisory fee paid by the Limited Volatility Tax Free Bond Fund will be reduced from 0.45% to 0.30%.

5. To approve a new advisory agreement with FRIMCo, to take effect upon the acquisition of its corporate parent, Frank Russell Company, by The Northwestern Mutual Life Insurance Company.

     It is anticipated that the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company will close at the end of 1998. Frank Russell Company will continue to exist as a Washington corporation, but will be a subsidiary of Northwestern Mutual. The corporate headquarters of Frank Russell Company will remain in Tacoma, Washington. Frank Russell Company will retain its name and operating independence and will continue to operate globally as a separate company.

6. To approve a change to each Fund's fundamental investment restriction, authorizing a higher borrowing level to meet redemptions.

     Currently, each Fund may not borrow amounts more than 5% of the Fund's total assets to meet redemptions. The practice of borrowing money to meet redemption requests permits the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. This proposal would increase the borrowing level to 33 1/3% of each Fund's total assets provided that the Fund will not purchase investments when borrowed funds exceed 5% of its total assets.

7.   To eliminate each Fund's fundamental investment restrictions concerning:

     7a. investing in interests in oil, gas or other mineral exploration or developmental programs;

     7b. investing in issuers that have been in operation for less than three years;

     7c. investing in issuers beneficially owned by certain affiliated persons of the Investment Company; and

     7d. investing in warrants that are not listed on the New York or American Stock Exchanges, if applicable.

          Management believes that the fundamental restrictions identified above limit the Funds' money managers without a commensurate reduction in risk for the Funds, and hence, benefit neither the Funds nor their Shareholders. Although this proposal is to remove these investment restrictions, the Funds have no present intention to engage in the investment activities from which the Funds were previously restricted.

8. To approve a change in the Limited Volatility Tax Free Bond Fund's investment objective.

     Currently, Limited Volatility Tax Free Bond Fund invests primarily in municipal obligations maturing in seven years or less from the date of acquisition. Management suggested that an increase in the range of maturities, which the Fund might acquire, could offer the potential for an improvement in the range of yields available to the Fund for investment. The revised objective would permit the Fund to provide a high level of federal tax exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities. The principal significance of this change will be to permit the Fund to adjust its maximum maturity limit to reflect investment factors affecting the marketplace, instead of operating within a fixed maximum maturity of seven years.

IF YOUR CLIENTS ARE INVESTED IN VOLATILITY CONSTRAINED BOND FUND, THEY WILL VOTE ON THE FOLLOWING:

1. To approve an Agreement and Plan of Reorganization of the Investment Company's Volatility Constrained Bond Fund into the Investment Company's Fixed Income II Fund.

     Volatility Constrained will be merged into Fixed Income II and renamed Short Term Bond Fund. The objective and typical bond weightings in the fund will remain the same. This merger will be a tax-free event and will reduce the expense of the Volatility Constrained Fund, making it less expensive for clients. The value of the shareholder's investment will not change as a result of the merger.

2. To elect the following six nominees as Trustees: Lynn L. Anderson, Paul E. Anderson, Paul Anton, PhD, William E. Baxter, Lee C. Gingrich and Eleanor
     W. Palmer.

     Electing members of the Board of Trustees of the Investment Company.

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Investment Company.

     PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant (Coopers & Lybrand) with another prominent accounting firm (Price Waterhouse), does not have any direct or indirect financial interest in the Investment Company. PricewaterhouseCoopers LLP will provide the typical accounting services required by a mutual fund.

4. To approve a new advisory agreement with FRIMCo as described in Proposal 4 of the proxy statement relating to the Special Meeting.

     Currently, investment advisory and administrative services are provided under a single Management Agreement. The proposal is to separate the Management Agreement into two separate agreements the proposed Advisory Agreement and an Administration Agreement. Having a separate Advisory Agreement would enable the Investment Company to present fee information in a manner that conforms to the format used by most other mutual funds. This will allow potential investors to more easily and conveniently compare each Fund's advisory fees with those of similar mutual funds. The stated advisory fee will reflect only amounts paid for advisory services, while the administrative costs will be identified under the other expense categories. In addition, FRIMCo will assume the responsibility for managing additional assets of all Funds that are not treated as net assets under the current agreement, and will be compensated for that responsibility at a rate not to exceed 0.07 of 1% per annum (0.0007) of those additional assets.

5. To approve a new advisory agreement with FRIMCo, to take effect upon the acquisition of its corporate parent, Frank Russell Company, by The Northwestern Mutual Life Insurance Company.

     The acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company will close at the end of 1998. Frank Russell Company will continue to exist as a Washington corporation, but will be a subsidiary of Northwestern Mutual. The corporate headquarters of Frank Russell Company will remain in Tacoma, Washington. Frank Russell Company will retain its name and operating independence and will continue to operate globally as a separate company.

6. To approve a change to the Fund's fundamental investment restriction, authorizing a higher borrowing level to meet redemptions.


     Currently, the Fund may not borrow amounts more than 5% of the Fund's total assets to meet redemptions. The practice of borrowing money to meet redemption requests permits the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. This proposal would increase the borrowing level to 33 1/3% of the Fund's total assets provided that the Fund will not purchase investments when borrowed funds exceed 5% of its total assets.

7.   To eliminate the Fund's fundamental investment restrictions concerning:

     7a. investing in interests in oil, gas or other mineral exploration or developmental programs;

     7b. investing in issuers that have been in operation for less than three years; and

     7c. investing in issuers beneficially owned by certain affiliated persons of the Investment Company.

          Management believes that the fundamental restrictions identified above limit the Fund's money managers without a commensurate reduction in risk for the Fund, and hence, benefit neither the Fund nor its Shareholders. Although this proposal is to remove these investment restrictions, the Fund has no present intention to engage in investment activities from which the Fund was previously restricted.

IF YOUR CLIENTS ARE INVESTED IN THE RUSSELL INSURANCE FUNDS THROUGH THE COVA RUSSELL SELECT ANNUITY (CORE BOND, MULTI-STYLE EQUITY, AGGRESSIVE EQUITY, NON-
US), THEY WILL VOTE ON THE FOLLOWING:

1. To elect the following six nominees as Trustees: Lynn L. Anderson, Paul E. Anderson, Paul Anton, PhD, William E. Baxter, Lee C. Gingrich and Eleanor
     W. Palmer.

     Electing members of the Board of Trustees of the Investment Company.

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Investment Company.

     PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment

     Company's accountant (Coopers & Lybrand) with another prominent accounting firm (Price Waterhouse), does not have any direct or indirect financial interest in the Investment Company. PricewaterhouseCoopers LLP will provide the typical accounting services required by a mutual fund complex.

3. To approve a new management agreement with FRIMCo to take effect upon the acquisition of its corporate parent, Frank Russell Company, by The Northwestern Mutual Life Insurance Company.

     It is anticipated that the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company will close at the end of 1998. Frank Russell Company will continue to exist as a Washington corporation, but will be a subsidiary of Northwestern Mutual. The corporate headquarters of Frank Russell Company will remain in Tacoma, Washington. Frank Russell Company will retain its name and operating independence and will continue to operate globally as a separate company.

4. To approve a change to each Fund's fundamental investment restrictions, authorizing a higher borrowing level for the purpose of meeting redemptions.

     Currently, each Fund may not borrow amounts more than 5% of the Fund's total assets to meet redemptions. The practice of borrowing money to meet redemption requests permits the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. This proposal would increase the borrowing level to 33 1/3% of the Fund's total assets provided that the Fund will not purchase investments when borrowed funds exceed 5% of its total assets.

NOTE: If your client owns shares of more than one Fund, they will receive a separate proxy card for each Fund. PLEASE URGE THEM TO COMPLETE THE CARD PROVIDED FOR EACH FUND IN WHICH THEY OWN SHARES so that each Fund will have the quorum needed to conduct its business.

IF YOU HAVE ANY QUESTIONS OR CONCERNS REGARDING THESE PROXIES, PLEASE CONTACT RUSSELL INVESTOR SERVICES AT FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY
(800) 787-7354.